Anfield Universal Fixed Income Fund

Class A AFLEX

Class C AFLKX

Class I AFLIX

A Series of Two Roads Shared Trust

Supplement dated April 2, 2018

to the Prospectus dated February 28, 2018

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following is added as a new section following the section entitled “Automatic Investment Plan” on page 20 of the Prospectus:

Exchange Privilege: Upon request, eligible beneficial holders of Class A Shares may exchange their shares for Class I Shares. The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Class I Shares. Such an exchange will be effected at the NAV of the Class I Shares next calculated after the exchange request is received by the Fund’s transfer agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Class I Shares can be expected to differ from the total return on Class A Shares. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Class A Shares for Class I Shares. The exchange privilege is not currently available to beneficial holders of Class C shares of the Fund. The exchange privilege is not applicable to exchanges of one Fund for another.

You may make an exchange request by sending a written request to the Fund’s transfer agent on behalf of the Fund at Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska, 68130.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-866-4848.